                        AMENDMENT NO. 3 TO
                  REVOLVING CREDIT AND TERM LOAN
                      AND SECURITY AGREEMENT

          This Amendment No. 3 is entered into as of September 27, 1995, between TL LEASE FUNDING CORP. IV, a Delaware corporation
(the "Company"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA
("First Union").

          The parties hereto are the parties to a Revolving Credit and Term Loan and Security Agreement, dated as of April 18, 1995 (as amended through the date hereof, the "Credit Agreement"), and desire to extend the Commitment Expiration Date, to decrease the Loan Commitment Amount, to change the manner in which the Asset Base is calculated and increasing certain interest rates. All capitalized terms used herein shall have the same meanings as in the Credit Agreement.

          NOW THEREFORE, in consideration of the foregoing premises and the agreements hereinafter set forth, and for the good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Amendments. (a) Section 1.1 of the Credit Agreement is amended by substituting the date March 31, 1996 for the date September 30, 1995 in the definition of Commitment Expiration Date,
(b) (i) Recital A of the Credit Agreement is amended by substituting the figure $75,000,000 for the figure $80,000,000 therein and
(ii) Section 1.1 of the Credit Agreement is amended by substituting the figure $75,000,000 for the figure $80,000,000 in the definition of Loan Commitment Amount, (c) (i) Section 1.1 of the Credit Agreement is amended by (A) substituting the figure 93% for the figure 89% in the definition of Advance Rate and (B) substituting the phrase "Aggregate Discounted Lease Balance" for the phrase "Aggregate Discounted Lease and Residual Balance" in the definition of Asset Base, (ii) Section 3.1(b) of the Credit Agreement is amended by substituting the phase "Aggregate Discounted Lease Balance" for the phrase "Aggregate Discounted Lease and Residual Balance" in each place where it appears, (iii) Exhibit B-1 of the Credit Agreement is amended by substituting the phrase "Aggregate Discounted Lease Balance" for the phrase "Aggregate Discounted
Lease and Residual Balance" in the third paragraph thereof, (iv) Exhibit C of the Credit Agreement is amended by deleting the Form of Schedule 1 to Asset Base Certificate thereto in its entirely and substituting the Form of Schedule 1 to Asset Base Certificate attached hereto as Annex I therefor, and (v) Exhibit J of the Credit Agreement is amended by substituting the phrase "Aggregate Discounted Lease Balance" for the phrase "Aggregate Discounted
Lease and Residual Balance" in the second paragraph thereof and (d) on and after the earlier of (i) October 13, 1995 and (ii) the closing date of the sale of the Notes described in the preliminary prospectus supplement dated September 18, 1995 to the Company's form S-3 registration statement (file no. 33-95108) (A) Recital A of the Credit Agreement is amended by substituting the figure $35,000,000 for the figure $75,000,000 therein and (B) Section 1.1 of the Credit Agreement is amended by substituting the figure $35,000,000 for the figure $75,000,000 in the definition of Loan Commitment Amount.

          2. No Further Amendment. Except as set forth above, the Credit Agreement shall continue in full force and effect without modification.

          3. Effectiveness. This Amendment shall become effective upon the execution and delivery by the Company and by First
Union of a copy of this Amendment. This Amendment may be executed in two counterparts, each of which shall be an original, but all of which will constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                         TL LEASE FUNDING CORP. IV


                         By:_____________________________________
                         Title:___________________________________


                         FIRST UNION NATIONAL BANK OF NORTH
                           CAROLINA


                         By:______________________________________
                         Title:____________________________________

                                                 Annex I
                                                 Exhibit C (cont'd)

            Form of Schedule 1 to Asset Base Certificate

                             Schedule 1

                                 to

                       Asset Base Certificate
                      dated ____________, 199_


A.   Aggregate Discounted Lease Balance

     (i)  Total remaining Scheduled Lease Payments of
          Eligible Leases                         $__________________

     (ii) Discount Rate                           ___________________%

     (iii)     Present value of Item (i) using the Discount
          Rate in Item (ii) ("Aggregate Discounted
          Lease Balance")                         $__________________

B.   Collection Account Balance                   $__________________

C.   Asset Base (sum of (1) Item A (iii) multiplied by the
     Advance Rate and (2) Item B)                 $__________________

D.   Outstanding Principal Balance of the Loans   $__________________

E.   Excess Asset Base (Shortfall)

     (i)  Borrowing Availability (excess of Item C over
          Item B)                                 $__________________

     (ii) Asset Base Shortfall (excess of Item D over
          Item C)                                 $__________________

F.   Advance Rate

     (i)  Effective Advance Rate (Item D minus Item B
          divided by Item A (iii))                __________________%

     (ii) Maximum Advance Rate                    93.0%